Exhibit 10.19

iSpecimen Inc.

Amendment to Note Subscription Agreements and Secured Promissory Notes

Approved by the Board of Directors on April 26, 2019

This Amendment to the Note Subscription Agreements and Secured Promissory Notes (this “Amendment”) is made and entered into and effective as of May 1, 2019, by and among iSpecimen Inc., a Delaware corporation (the “Company”), and those investors who are holders (the “Note Investors”) of the Company’s Secured Promissory Notes in the aggregate principal amount of $3,195,000 (as described below).

Whereas, the Company and the Note Investors have previously and separately entered into various Note Subscription Agreements executed at various times between August 2018 and April 2019 (the “Note Subscription Agreements”), pursuant to which the Company issued and sold $3,195,000 in aggregate principal amount of Secured Promissory Notes (the “Secured Promissory Notes”);

Whereas, the Note Subscription Agreements and the Secured Promissory Notes may be amended with the consent of the Company and the holders of greater than fifty-percent (50%) in principal amount of outstanding Secured Promissory Notes (the “Majority Lenders” as defined in the Note Subscription Agreements prior to this Amendment);

Now, Therefore, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, the Company and the undersigned Note Investors agree as follows:

1.            Defined Terms. Except as specifically provided herein, capitalized terms not defined herein shall have the meanings ascribed to them in the Note Subscription Agreements and the Secured Promissory Notes.

2.            Amendments to the Note Subscription Agreements and the Secured Promissory Notes. The Note Subscription Agreements and the Secured Promissory Notes are hereby amended as follows:

A.	Note Subscription Agreement: Section 1.2, Initial Closing Date and Serial Closings

Delete:	“A minimum capital requirement for the initial closing shall be $500,000.00 (the “Initial Closing”). The Initial Closing shall take place as soon as practicable but no later than September 30, 2018 (the “Closing Date”) following satisfaction of the conditions set forth in Section 6 below. At any time, and from time to time, during the one-year period immediately following the Initial Closing, the Company may, at one or more additional closings (each a “Closing”), offer, sell and issue additional Notes to Investors upon the same terms and conditions hereof, provided that in no event shall the Company issue more than $4,000,000 in aggregate principal amount of Notes across all Closings, including at the Initial Closing. Additional Closings may be held at the discretion of the Board of Directors, and at each such Closing, any Investor shall execute an agreement in form and substance similar to this Agreement, and the Company shall issue to such Investor a Note in the amount of such investment at such additional Closing. Notwithstanding the foregoing, the Board of Directors may extend the period for additional Closings beyond one-year in its sole discretion.”

Insert:	“A minimum capital requirement for the initial closing shall be $500,000.00 (the “Initial Closing”). The Initial Closing shall take place as soon as practicable but no later than September 30, 2018 (the “Closing Date”) following satisfaction of the conditions set forth in Section 6 below. At any time, and from time to time, during the eighteen (18) month period immediately following the Initial Closing, the Company may, at one or more additional closings (each a “Closing”), offer, sell and issue additional Notes to Investors upon the same terms and conditions hereof, provided that in no event shall the Company issue more than $5,000,000 in aggregate principal amount of Notes across all Closings, including at the Initial Closing. Additional Closings may be held at the discretion of the Board of Directors, and at each such Closing, any Investor shall execute an agreement in form and substance similar to this Agreement, and the Company shall issue to such Investor a Note in the amount of such investment at such additional Closing. Notwithstanding the foregoing, the Board of Directors may extend the period for additional Closings beyond one-year in its sole discretion.”

iSpecimen Inc. Amendment to Note Subscription Agreements and Secured Promissory Notes, April 2019	Page 1

B.	Note Subscription Agreement: Section 1.4, Amendment of Notes

Delete:	“This Agreement and the Notes may be amended, extended, converted, substituted, or otherwise modified on behalf of all holders of Notes issued in connection with this Note Financing with the written consent or approval of the Company and the holders of at least a majority in aggregate principal amount of all Notes issued in this Note Financing (the “Majority Lenders”). No individual Note holder shall have the right to block any corporate action unless acted upon by the Majority Lenders and the Company, as set forth above. The Notes issued to the undersigned Investor and all other Notes issued by the Company in this Note Financing shall rank pari passu in all respects (including repayment).”

Insert:	“This Agreement and the Notes may be amended, extended, converted, substituted, or otherwise modified on behalf of all holders of Notes issued in connection with this Note Financing with the written consent or approval of the Company and the holders of no less than seventy five percent (75%) in aggregate principal amount of all Notes issued in this Note Financing (the “Majority Lenders”). No individual Note holder shall have the right to block any corporate action unless acted upon by the Majority Lenders and the Company, as set forth above. The Notes issued to the undersigned Investor and all other Notes issued by the Company in this Note Financing shall rank pari passu in all respects (including repayment).”

3.            Effect of Amendment. The parties hereby agree and acknowledge that except as provided in this Amendment, the Note Subscription Agreements and the Secured Promissory Notes remain in full force and effect, it being the intention of the parties that this Amendment, the Note Subscription Agreements, and the Secured Promissory Notes, as applicable, be read, construed and interpreted as one and the same integrated instrument. This Amendment shall automatically take effect when executed, signed and delivered by those Note Investors holding greater than fifty-percent (50%) in principal amount of the outstanding Secured Promissory Notes. The undersigned parties hereby acknowledge and agree that, except as provided in this Amendment, the Note Subscription Agreements, the Secured Promissory Notes, and the respective agreements, covenants and obligations thereunder, are hereby expressly ratified and confirmed as of the date hereof.

4.            Counterparts; Facsimile and Electronic Signatures. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute a single integrated agreement. For purposes of this Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine, portable document format, or other electronic means is to be treated as an original document. The signature of any party on any such document, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. No party may raise the use of a facsimile machine or other electronic means, or the fact that any signature was transmitted through the use of a facsimile machine or other electronic means, as a defense to the enforcement of this Amendment.

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iSpecimen Inc. Amendment to Note Subscription Agreements and Secured Promissory Notes, April 2019	Page 2

iSpecimen Inc.

Amendment TO THE

NOTE SUBSCRIPTION AGREEMENTS and secured promissory notes

Approved by the Board of Directors on April 26, 2019

In Witness Whereof, the parties hereto have executed this Amendment to the Note Subscription Agreements and Secured Promissory Notes as of the date and year first written above, as an instrument under seal.

Company:

iSpecimen Inc.

By:	/s/ Christopher Ianelli, MD, PhD

	Name:	Christopher Ianelli, MD, PhD

	Title:	Chief Executive Office

This Amendment shall take effect when executed by the Company and those Note Investors holding greater than fifty-percent (50%) in principal amount of all outstanding Secured Promissory Notes and shall be binding on all other holders of the Secured Promissory Notes.

Note Investors:

If Entity, Please Print Name of Entity & Title:	If Individual, Print Name of Investor:

Name of Entity:	Print Name:

By:		By:
	Signature		Signature

Title:

Address:	Address:

Date: _________________________, 2019	Date: ________________________, 2019

Principal amount of Notes held on date above:

iSpecimen Inc.

Amendment to Note Subscription Agreements and Secured Promissory Notes, April 2019